UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

May 18, 2020

Date of Report

(Date of earliest event reported)

Cornerstone OnDemand, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number 001-35098

Delaware	13-4068197
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

1601 Cloverfield Blvd.

Suite 620 South

Santa Monica, CA 90404

(Address of principal executive offices, including zip code)

(310) 752-0200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CSOD	Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01	Regulation FD Disclosure.

On May 18, 2020, Cornerstone OnDemand, Inc. (the “Company”) will use a lender presentation (the “Lender Presentation”) in connection with meetings with prospective lenders to discuss proposed participation in syndication of the Company’s seven-year senior secured first lien term loan B facility with Morgan Stanley Senior Funding, Inc., Credit Suisse AG, Cayman Island Branch, Bank of America, N.A., Deutsche Bank AG New York Branch, Jefferies Finance LLC, and BMO Capital Markets Corp. (the “Term Loan Facility”) in an aggregate principal amount of $1.0047 billion, and five-year senior secured revolving credit facility (the “Revolving Credit Facility”) in an aggregate principal amount of up to $150.0 million. In connection with its acquisition of Saba Software, Inc. (“Saba”), a provider of talent experience solutions, which acquisition closed in April 2020, the Company incurred the full amount of debt under the Term Loan Facility and did not draw any amounts under the Revolving Credit Facility.

A copy of certain information contained in the Lender Presentation (the “Financial information”) is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. There can be no assurances that the syndication of the Term Loan Facility or the Revolving Credit Facility will be completed.

The Financial Information has not been prepared in accordance with the rules of the Securities and Exchange Commission, including Item 10(e) of Regulation S-K, and it therefore does not reflect all of the adjustments that would be required to comply with Regulation S-K or any other rule or regulation of the Securities and Exchange Commission. The Financial Information does not purport to indicate the results that would have been obtained had the Company and Saba been operated as a single company during the periods presented, or the results that may be realized in the future.

The information contained in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Furthermore, the information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed to be incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent specifically provided in any such filing. The furnishing of information pursuant to this Item 7.01 will not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.

Forward-looking Statements

This report and the Financial Information referenced above contain forward-looking statements. Forward-looking statements are any statements that look to future events and consist of, among other things, statements regarding our business strategies; anticipated future operating results and operating expenses; our ability to attract new customers to enter into subscriptions for our solutions; our ability to service those customers effectively and induce them to renew and upgrade their deployments of our solutions; our ability to expand our sales organization to address effectively the new industries, geographies, and types of organizations we intend to target; our ability to optimize the efficiency of our operations and scalability of our business; our ability to accurately forecast revenue and appropriately plan our expenses; market acceptance of enhancements to our solutions; alternate ways of addressing people development needs or new technologies generally by us and our competitors; continued acceptance of software-as-a-service as an effective method for delivering people development solutions and other business management applications; the attraction and retention of qualified employees and key personnel; our ability to protect and defend our intellectual property; costs associated with defending intellectual property infringement and other claims; the effects of global outbreaks of pandemics or contagious diseases or fear of such outbreaks, such as the recent COVID-19 pandemic, including on the demand for our products, our ability to expand in new geographic markets, or the timing of such expansion efforts, and overall economic conditions and software-as-a-service spending; other events in the markets for our solutions and alternatives to our solutions, as well as in the United States and global markets generally; future regulatory, judicial, and legislative changes in our industry; our ability to successfully and efficiently integrate Saba Software, Inc. into our business; the timing and amount of capital expenditures and share repurchases; and changes in the competitive environment in our industry and the markets in which we operate. In addition, forward-looking statements also consist of statements involving trend analyses and statements including such words as “may,” “believe,” “could,” “anticipate,” “would,” “might,” “plan,” “expect,” and similar expressions or the negative of such terms or other comparable terminology. These forward-looking statements speak only as of the date of this report and are subject to business and economic risks. As such, our actual results could differ materially from those set forth in the forward-looking statements. Further information on factors that could cause actual results to differ materially from the results anticipated by our forward-looking statements is included in the reports we have filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Excerpts from Lender Presentation, dated May 18, 2020.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cornerstone OnDemand, Inc.

/s/ Brian L. Swartz
Brian L. Swartz
Chief Financial Officer

Date: May 18, 2020